Exhibit 99.1
                                Certification
                                      of
                    Mid-Wisconsin Financial Services, Inc.
                Under Section 906 of Sarbanes-Oxley Act of 2002


The undersigned Chief Executive Officer of Mid-Wisconsin Financial Services, Inc. (the "Company") certifies pursuant to section 906 of the Sarbanes-Oxley Act 0f 2002, 18 U.S.C. Section 1350, that (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  May 13, 2003                         GENE C. KNOLL
                                            Gene C. Knoll
                                            President and CEO

       A signed original of this written statement required by Section 906 has been provided to Mid-Wisconsin Financial Services, Inc. and will be retained by Mid-Wisconsin Financial Services, Inc. and furnished to the Securities Exchange Commission of its staff upon request.

The undersigned Chief Accounting Officer of Mid-Wisconsin Financial Services, Inc. (the "Company") certifies pursuant to section 906 of the Sarbanes-Oxley Act 0f 2002, 18 U.S.C. Section 1350, that (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  May 13, 2003                         RHONDA R. KELLEY
                                            Rhonda R. Kelley
                                            Controller

      A signed original of this written statement required by Section 906 has been provided to Mid-Wisconsin Financial Services, Inc. and will be retained by Mid-Wisconsin Financial Services, Inc. and furnished to the Securities Exchange Commission of its staff upon request.